                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                               February 22, 2000
           --------------------------------------------------------
               Date of Report (Date of earliest event reported)



             Imperial Credit Commercial Mortgage Investment Corp.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



            Maryland                             0-23089                        95-4648345
----------------------------------        ---------------------          -----------------------
State or other jurisdiction                     (Commission                    (IRS Employer
     of incorporation)                          File Number)                Identification No.)



           11601 Wilshire Blvd., Suite 2080, Los Angeles, CA  90025
      -------------------------------------------------------------------
            (Address of principal executive offices)        (Zip Code)


                                (310) 231-1280
                   ----------------------------------------
                        (Registrant's telephone number)
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Item 5.  Other Events.

     On February 22, 2000, Imperial Credit Commercial Mortgage Investment Corp. (the "Registrant") issued a press release reporting its earnings for the quarter and year ended December 31, 1999. The Registrant also reported an amendment, dated as of February 7, 2000, to the Merger Agreement, dated as of July 22, 1999, by and among Imperial Credit Industries, Inc., ICCMIC Acquisition Corp., a wholly-owned subsidiary of Imperial Credit Industries, Inc., and the Registrant.

     A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. In addition, a copy of the amendment to the Merger Agreement is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.


Item 7.  Exhibit

     Exhibit 10.1 Amendment, dated as of February 7, 2000, to the Merger Agreement, dated as of July 22, 1999, by and among Imperial Credit Industries, Inc., ICCMIC Acquisition Corp., a wholly-owned subsidiary of Imperial Credit Industries, Inc., and the Registrant.

     Exhibit 99.1  Press release of the Registrant, dated February 22, 2000

                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.



           By:                    /s/  MICHAEL MELTZER
               ----------------------------------------------------------
                 Michael Meltzer, Chief Financial Officer and Treasurer


Dated:  February 22, 2000
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                                 EXHIBIT INDEX


Exhibit
  No.                     Description
  ---              ----------------------

 10.1 Amendment, dated as of February 7, 2000, to the Merger Agreement, dated as of July 22, 1999, by and among Imperial Credit Industries, Inc., ICCMIC Acquisition Corp., a wholly-owned subsidiary of Imperial Credit Industries, Inc., and the Registrant.


 99.1       Press release of the Registrant dated February 22, 2000